UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3255

                         Government Securities Portfolio
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: December 31

          Date of reporting period: January 1, 2004 - December 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

PORTFOLIO PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE. We are pleased with Government Securities Portfolio's performance for the 12-month period ended December 31, 2004, particularly considering the diverse interest-rate environments that characterized the bond markets during the period. The most significant driver of the Portfolio's outperformance relative to its benchmark, the Merrill Lynch Master Government Index, was the fact that we maintained an emphasis on both U.S. agency and mortgage-related securities throughout the year. Both U.S. agency securities and mortgage-backed securities significantly outperformed equal interest rate risk treasuries as spreads versus treasuries tightened over the year. In addition to spread tightening, the Portfolio was also able to capture the ample yield advantage available on these securities versus treasuries.

      Within our exposure to mortgages, our decision to emphasize high coupon versus low coupon mortgages proved very beneficial over the course of the year. High coupon mortgages benefited in 2004 as a drop in actual prepayment speeds from what was expected significantly improved their yields versus other mortgages. In addition, a major factoring benefiting high coupon mortgages was the low level of realized interest rate volatility in 2004 and the ensuing declines in expected future volatility.

      Our active management of the Portfolio's interest-rate sensitivity, or duration, also made a positive contribution to performance over the course of the year. Twice during the period we repositioned the Portfolio from a neutral yield curve stance to one that would benefit from a subsequent rise in interest rates. In both instances our interest rate view was vindicated.

COMPARING THE PORTFOLIO'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio held until December 31, 2004. Performance is measured over a ten-fiscal-year period. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.

      The Portfolio's performance is compared to the performance of the Merrill Lynch Master Government Index, which is an unmanaged composite index of both the Treasury and Agency Master Indices. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graph shows the effect of taxes. The Portfolio's performance reflects the effects of the Portfolio's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the investments in the index.


            4 | GOVERNMENT SECURITIES PORTFOLIO

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Panorama Series Fund, Inc. -- Government Securities Portfolio
Merrill Lynch Master Government Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Panorama Series Fund Inc.--           Merrill Lynch
                   Government Securities Portfolio     Master Government Index

  12/31/1994                   10,000                        10,000
  03/31/1995                   10,526                        10,468
  06/30/1995                   11,158                        11,118
  09/30/1995                   11,373                        11,312
  12/31/1995                   11,891                        11,831
  03/31/1996                   11,558                        11,570
  06/30/1996                   11,564                        11,620
  09/30/1996                   11,786                        11,813
  12/31/1996                   12,120                        12,158
  03/31/1997                   12,001                        12,065
  06/30/1997                   12,477                        12,481
  09/30/1997                   12,833                        12,897
  12/31/1997                   13,189                        13,325
  03/31/1998                   13,380                        13,532
  06/30/1998                   13,758                        13,883
  09/30/1998                   14,389                        14,649
  12/31/1998                   14,263                        14,637
  03/31/1999                   14,150                        14,428
  06/30/1999                   13,883                        14,310
  09/30/1999                   14,016                        14,408
  12/31/1999                   14,016                        14,328
  03/31/2000                   14,460                        14,797
  06/30/2000                   14,603                        15,034
  09/30/2000                   15,033                        15,432
  12/31/2000                   15,749                        16,207
  03/31/2001                   16,126                        16,608
  06/30/2001                   16,126                        16,571
  09/30/2001                   17,039                        17,472
  12/31/2001                   16,887                        17,370
  03/31/2002                   16,823                        17,263
  06/30/2002                   17,464                        18,017
  09/30/2002                   18,585                        19,193
  12/31/2002                   18,585                        19,332
  03/31/2003                   18,730                        19,530
  06/30/2003                   19,064                        20,012
  09/30/2003                   19,064                        19,863
  12/31/2003                   19,064                        19,789
  03/31/2004                   19,505                        20,352
  06/30/2004                   18,973                        19,754
  09/30/2004                   19,683                        20,371
  12/31/2004                   19,860                        20,467

AVERAGE ANNUAL TOTAL RETURNS OF THE PORTFOLIO AT 12/31/04
1-YEAR 4.17%    5-YEAR 7.22%    10-YEAR 7.10%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE PORTFOLIO'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE PORTFOLIO'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS PORTFOLIO. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


            5 | GOVERNMENT SECURITIES PORTFOLIO

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Portfolio, you incur two types of costs:
(1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2004.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Portfolio. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included, your costs would have been higher.

                       BEGINNING            ENDING             EXPENSES
                       ACCOUNT              ACCOUNT            PAID DURING
                       VALUE                VALUE              6 MONTHS ENDED
                       (7/1/04)             (12/31/04)         DECEMBER 31, 2004
--------------------------------------------------------------------------------
Actual                 $ 1,000.00           $ 1,046.70         $ 4.33
--------------------------------------------------------------------------------
Hypothetical             1,000.00             1,020.91           4.28

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratio based on the 6-month period ended December 31, 2004 is as follows:

EXPENSE RATIO
-------------
    0.84%

The expense ratio reflects voluntary waivers or reimbursements of expenses by the Portfolio's Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Portfolio's financial statements, included in this report, also show the gross expense ratio, without such waivers or reimbursements.


            6 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF INVESTMENTS  December 31, 2004
--------------------------------------------------------------------------------

                                                      PRINCIPAL            VALUE
                                                         AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--8.6%
--------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust,
Automobile Mtg.-Backed Nts., Series
2004-2, Cl. A3, 3.58%, 1/15/09                       $   80,000    $      79,900
--------------------------------------------------------------------------------
Centex Home Equity Co. LLC, Home
Equity Loan Asset-Backed Certificates:
Series 2003-C, Cl. AF1, 2.14%, 7/25/18                   16,360           16,342
Series 2004-D, Cl. AF1, 2.98%, 4/25/20 1                 36,566           36,448
--------------------------------------------------------------------------------
Chase Funding Mortgage Loan
Asset-Backed Certificates, Home
Equity Mtg. Obligations:
Series 2002-4, Cl. 1A3, 3.44%, 4/25/23                   14,347           14,348
Series 2003-4, Cl. 1A1, 2.538%, 9/25/17 2                10,236           10,241
--------------------------------------------------------------------------------
Chase Manhattan Auto Owner Trust,
Automobile Loan Pass-Through
Certificates, Series 2003-B, Cl. A2,
1.28%, 3/15/06                                           11,348           11,342
--------------------------------------------------------------------------------
CitiFinancial Mortgage Securities,
Inc., Home Equity Collateralized
Mtg. Obligations:
Series 2003-2, Cl. AF1, 2.518%, 5/25/33 2                 5,988            5,992
Series 2003-3, Cl. AF1, 2.538%, 8/25/33 2                26,446           26,464
--------------------------------------------------------------------------------
DaimlerChrysler Auto Trust,
Automobile Loan Pass-Through
Certificates:
Series 2003-A, Cl. A2, 1.52%, 12/8/05                    31,454           31,451
Series 2003-A, Cl. A3, 2.12%, 11/8/06                    80,000           79,735
Series 2004-B, Cl. A2, 2.48%, 2/8/07 1                   70,000           69,832
--------------------------------------------------------------------------------
Ford Credit Auto Owner Trust,
Automobile Loan Pass-Through
Certificates:
Series 2002-A, Cl. A4A, 4.36%, 9/15/06                   89,630           90,092
Series 2004-A, Cl. A2, 2.13%, 10/15/06                  150,000          149,416
--------------------------------------------------------------------------------
Harley-Davidson Motorcycle Trust,
Motorcycle Receivable Nts., Series
2003-3, Cl. A1, 1.50%, 1/15/08                           68,881           68,637
--------------------------------------------------------------------------------
Honda Auto Receivables Owner
Trust, Automobile Receivable
Obligations, Series 2003-3, Cl. A2,
1.52%, 4/21/06                                           74,116           73,992
--------------------------------------------------------------------------------
Household Automotive Trust,
Automobile Loan Certificates,
Series 2003-2, Cl. A2, 1.56%, 12/18/06                   40,265           40,185
--------------------------------------------------------------------------------
M&I Auto Loan Trust, Automobile
Loan Certificates, Series 2003-1,
Cl. A2, 1.60%, 7/20/06                                    7,733            7,721
--------------------------------------------------------------------------------
Nissan Auto Receivables Owner
Trust, Automobile Receivable Nts.,
Series 2004-A, Cl. A2, 1.40%, 7/17/06                   139,163          138,603
--------------------------------------------------------------------------------
Option One Mortgage Loan Trust,
Home Equity Mtg. Obligations,
Series 2004-3, Cl. A2, 2.568%,
11/25/34 1,2                                             35,308           35,330

                                                      PRINCIPAL            VALUE
                                                         AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Toyota Auto Receivables Owner Trust,
Automobile Mtg.-Backed Obligations:
Series 2002-B, Cl. A3, 3.76%, 6/15/06                $    6,882    $       6,892
Series 2003-B, Cl. A2, 1.43%, 2/15/06                    29,238           29,220
--------------------------------------------------------------------------------
USAA Auto Owner Trust, Automobile
Loan Asset-Backed Nts.:
Series 2001-2, Cl. A4, 3.91%, 4/16/07                    15,750           15,782
Series 2002-1, Cl. A3, 2.41%, 10/16/06                   17,041           17,040
Series 2004-1, Cl. A2, 1.43%, 9/15/06                   135,569          135,137
Series 2004-2, Cl. A2, 2.41%, 2/15/07                    80,000           79,747
--------------------------------------------------------------------------------
Volkswagen Auto Lease Trust,
Automobile Lease Asset-Backed
Securities, Series 2004-A, Cl. A2,
2.47%, 1/22/07                                           80,000           79,634
--------------------------------------------------------------------------------
Volkswagen Auto Loan Enhanced
Trust, Automobile Loan Receivable
Certificates, Series 2003-1, Cl. A2,
1.11%, 12/20/05                                          15,031           15,026
--------------------------------------------------------------------------------
Wachovia Auto Owner Trust,
Automobile Receivable Nts.,
Series 2004-B, Cl. A2, 2.40%, 5/21/07                    60,000           59,753
--------------------------------------------------------------------------------
Whole Auto Loan Trust, Automobile
Loan Receivable Certificates:
Series 2002-1, Cl. A3, 2.60%, 8/15/06                    88,815           88,824
Series 2003-1, Cl. A2A, 1.40%, 4/15/06                   49,953           49,859
                                                                   -------------
Total Asset-Backed Securities
(Cost $1,566,550)                                                      1,562,985

--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--68.4%
--------------------------------------------------------------------------------
GOVERNMENT AGENCY--60.3%
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--58.4%
Fannie Mae Whole Loan,
Collateralized Mtg. Obligations
Pass-Through Certificates, Trust
2004-W9, Cl. 2A2, 7%, 2/25/44 3                         185,843          197,051
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
5%, 1/1/35 3                                          1,271,000        1,262,262
5.50%, 1/1/35 3                                         507,000          515,081
6.50%, 12/1/28                                          162,117          170,487
7%, 3/1/31-11/1/34                                      900,145          954,544
10.50%, 10/1/20                                          12,442           13,948
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Collateralized Mtg. Obligations,
Series 2196, Cl. GB, 8%, 3/15/30                         13,394           14,481
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 2046, Cl. G,
6.50%, 4/15/28                                          264,311          274,247


            7 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                      PRINCIPAL            VALUE
                                                         AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp.,
Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through
Certificates:
Series 1669, Cl. G, 6.50%, 2/15/23                   $   21,271    $      21,440
Series 2034, Cl. Z, 6.50%, 2/15/28                       28,656           29,761
Series 2053, Cl. Z, 6.50%, 4/15/28                       39,362           41,022
Series 2055, Cl. ZM, 6.50%, 5/15/28                      50,899           52,938
Series 2080, Cl. Z, 6.50%, 8/15/28                       33,498           34,542
Series 2387, Cl. PD, 6%, 4/15/30                         69,857           72,411
Series 2466, Cl. PD, 6.50%, 4/15/30                      18,310           18,399
Series 2498, Cl. PC, 5.50%, 10/15/14                      9,281            9,360
Series 2500, Cl. FD, 2.903%, 3/15/32 2                   25,535           25,635
Series 2526, Cl. FE, 2.803%, 6/15/29 2                   31,488           31,602
Series 2551, Cl. FD, 2.803%, 1/15/33 2                   26,153           26,332
Series 2551, Cl. TA, 4.50%, 2/15/18                       8,303            8,298
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed
Security:
Series 192, Cl. IO, 3.27%, 2/1/28 4                      15,091            2,805
Series 200, Cl. IO, 2.89%, 1/1/29 4                      18,226            3,494
Series 205, Cl. IO, (0.22)%, 9/1/29 4                   104,908           19,667
Series 2074, Cl. S, 11.86%, 7/17/28 4                    18,898            2,434
Series 2079, Cl. S, 10.47%, 7/17/28 4                    30,051            3,915
Series 2526, Cl. SE, 17.17%, 6/15/29 4                   51,863            4,216
Series 2819, Cl. S, 13.83%, 6/15/34 4                   470,858           45,570
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 1/1/20 3                                         408,000          406,725
5%, 1/1/20-1/1/35 3                                     500,000          503,528
5.50%, 3/1/33-1/1/34                                    634,116          644,669
5.50%, 1/1/35 3                                       1,423,000        1,444,789
6%, 8/1/24                                               64,325           66,950
6%, 1/1/35 3                                          1,015,000        1,049,573
6.50%, 2/1/09-10/1/30                                   223,170          235,089
6.50%, 1/1/35 3                                         557,000          584,154
7%, 11/1/13-8/1/34                                      839,233          891,433
7%, 8/1/28-6/1/32 3                                     279,684          296,842
7.50%, 9/1/22-2/1/27                                     46,514           50,031
8.50%, 7/1/32                                             5,239            5,692
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1998-63, Cl. PG, 6%, 3/25/27                       18,551           18,639
Trust 2001-50, Cl. NE, 6%, 8/25/30                       35,711           36,204
Trust 2001-70, Cl. LR, 6%, 9/25/30                       36,845           37,567
Trust 2001-72, Cl. NH, 6%, 4/25/30                       30,963           31,665
Trust 2001-74, Cl. PD, 6%, 5/25/30                       10,959           11,108
Trust 2002-50, Cl. PD, 6%, 9/25/27                       20,478           20,492
Trust 2002-77, Cl. WF, 2.81%, 12/18/32 2                 41,739           41,986
Trust 2002-94, Cl. MA, 4.50%, 8/25/09                    56,350           56,473
Trust 2003-81, Cl. PA, 5%, 2/25/12                       17,024           17,087
Trust 2004-101, Cl. BG, 5%, 1/25/20                      67,000           67,586


                                                      PRINCIPAL            VALUE
                                                         AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn., Gtd
Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Interest-Only
Stripped Mtg.-Backed Security:
Trust 319, Cl. 2, (3.22)%, 2/1/32 4                  $   32,288    $       6,206
Trust 2002-28, Cl. SA, 12.58%, 4/25/32 4                 26,956            2,679
Trust 2002-38, Cl. SO, 19.60%, 4/25/32 4                 66,897            5,379
Trust 2002-39, Cl. SD, 9.37%, 3/18/32 4                  44,234            4,563
Trust 2002-48, Cl. S, 10.91%, 7/25/32 4                  45,399            4,741
Trust 2002-52, Cl. SL, 11.27%, 9/25/32 4                 27,860            2,928
Trust 2002-53, Cl. SK, 9.30%, 4/25/32 4                 154,125           16,250
Trust 2002-56, Cl. SN, 13.38%, 7/25/32 4                 61,900            6,483
Trust 2002-77, Cl. IS, 15.90%, 12/18/32 4               113,973           12,016
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security:
Trust 221, Cl. 2, (1.23)%, 5/1/23 4                      32,891            6,360
Trust 240, Cl. 2, 3.35%, 9/1/23 4                        48,195            9,178
Trust 301, Cl. 2, (3.70)%, 4/1/29 4                      45,930            8,718
Trust 321, Cl. 2, (3.53)%, 3/1/32 4                     141,161           28,052
Trust 324, Cl. 2, (9.51)%, 6/1/32 4                     176,088           35,852
Trust 333, Cl. 2, 2.05%, 3/1/33 4                       111,797           24,178
Trust 2001-63, Cl. SD, 17.40%, 12/18/31 4                41,158            4,355
Trust 2001-68, Cl. SC, 13.63%, 11/25/31 4                30,333            3,300
Trust 2001-81, Cl. S, 13.68%, 1/25/32 4                  36,528            4,455
Trust 2002-9, Cl. MS, 10.62%, 3/25/32 4                  52,245            5,699
Trust 2002-77, Cl. SH, 21.15%, 12/18/32 4                42,918            4,346
                                                                   -------------
                                                                      10,569,962


--------------------------------------------------------------------------------
GNMA/GUARANTEED--1.9%
Government National Mortgage
Assn., 7%, 10/15/23-3/15/26                             291,884          311,802
--------------------------------------------------------------------------------
Government National Mortgage
Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 1998-19, Cl. SB, 10.70%, 7/16/28 4                61,484            8,029
Series 2001-21, Cl. SB, 14.94%, 1/16/27 4               312,069           29,847
                                                                   -------------
                                                                         349,678

--------------------------------------------------------------------------------
PRIVATE--8.1%
--------------------------------------------------------------------------------
COMMERCIAL--8.1%
Banc of America Commercial
Mortgage, Inc., Commercial Mtg
Pass-Through Certificates, Series
2004-6, Cl. A3, 4.512%, 12/10/42                         60,000           60,000
--------------------------------------------------------------------------------
Bank of America Mortgage Securities,
Inc., Collateralized Mtg. Obligations
Pass-Through Certificates:
Series 2004-E, Cl. 2A9, 3.712%, 6/25/34                  64,006           64,046
Series 2004-G, Cl. 2A1, 2.469%, 8/25/34                  44,807           44,719
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                  125,899          128,625
Series 2004-8, Cl. 5A1, 6.50%, 5/25/32                   92,904           96,533


            8 | GOVERNMENT SECURITIES PORTFOLIO

                                                      PRINCIPAL            VALUE
                                                         AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL Continued
First Union National Bank/Lehman
Brothers/Bank of America Commercial
Mtg. Trust, Pass-Through Certificates,
Series 1998-C2, Cl. A2, 6.56%, 11/18/35              $   50,000    $      53,788
--------------------------------------------------------------------------------
GE Capital Commercial Mortgage
Corp., Commercial Mtg. Obligations,
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                  50,000           50,664
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Commercial Mtg
Obligations, Series 2004-C3, Cl. A4,
4.547%, 12/10/41                                         40,000           40,105
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Commercial Mtg
Pass-Through Certificates, Series
1997-C1, Cl. A3, 6.869%, 7/15/29                         40,886           43,281
--------------------------------------------------------------------------------
GS Mortgage Securities Corp. II,
Commercial Mtg. Pass-Through
Certificates:
Series 2004-C1, Cl. A1, 3.659%,
10/10/28                                                 49,656           49,117
Series 2004-GG2, Cl. A3, 4.602%,
8/10/38                                                  30,000           30,609
--------------------------------------------------------------------------------
Mastr Alternative Loan Trust,
Pass-Through Collateralized Mtg
Obligations, Series 2004-6, Cl. 10A1,
6%, 7/25/34                                             123,341          127,361
--------------------------------------------------------------------------------
Mastr Seasoned Securities Trust,
Collateralized Mtg. Obligations,
Series 2004-2, Cl. PT65, 6.50%, 12/1/34 3               179,000          184,342
--------------------------------------------------------------------------------
Nomura Asset Securities Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1998-D6, Cl. A1B,
6.59%, 3/15/30                                           50,000           54,114
--------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II
LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG 2000-C1,
Cl. A2, 7.306%, 10/6/15                                  96,000          110,663
--------------------------------------------------------------------------------
Washington Mutual Mortgage
Securities Corp., Collateralized Mtg
Pass-Through Certificates, Series
2003-AR12, Cl. A2, 2.446%, 2/25/34 2                      1,226            1,226
--------------------------------------------------------------------------------
Wells Fargo Mortgage Backed
Securities Trust, Collateralized Mtg
Obligations:
Series 2004-DD, Cl. 2 A1, 4.548%,
1/25/35                                                 140,000          140,230
Series 2004-N, Cl. A10, 3.803%,
8/25/34 1                                               116,893          117,278
Series 2004-W, Cl. A2, 4.635%,
11/25/34 2                                               67,248           67,433
                                                                   -------------
                                                                       1,464,134


                                                      PRINCIPAL            VALUE
                                                         AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
OTHER--0.0%
CIT Equipment Collateral, Equipment
Receivable-Backed Nts., Series
2003-EF1, Cl. A2, 1.49%, 12/20/05                    $    6,499    $       6,500
                                                                   -------------
Total Mortgage-Backed Obligations
(Cost $12,330,091)                                                    12,390,274

--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--47.3%
--------------------------------------------------------------------------------
Federal Home Loan Bank Bonds,
3.125%, 9/15/06                                       1,910,000        1,908,791
--------------------------------------------------------------------------------
Federal Home Loan Bank Unsec
Bonds, 2.75%, 10/15/06 5                                430,000          426,782
--------------------------------------------------------------------------------
Federal National Mortgage Assn
Unsec. Nts.:
4.25%, 7/15/07                                           40,000           40,863
6%, 5/15/08                                             770,000          829,185
7.25%, 1/15/10-5/15/30                                1,260,000        1,461,565
--------------------------------------------------------------------------------
Resolution Funding Corp. Federal
Book Entry Principal Strips, 5.85%,
1/15/21 6                                               215,000           94,382
--------------------------------------------------------------------------------
Resolution Funding Corp. Strip
Bonds, 6.23%, 7/15/05 6                                 489,000          482,565
--------------------------------------------------------------------------------
Tennessee Valley Authority Bonds:
7.125%, 5/1/30                                           40,000           49,918
Series A, 6.79%, 5/23/12                                908,000        1,047,073
--------------------------------------------------------------------------------
U.S. Treasury Bonds:
5.50%, 8/15/28                                           62,000           67,125
9.25%, 2/15/16                                        1,080,000        1,541,996
STRIPS, 4.41%, 2/15/16 6                                570,000          343,427
--------------------------------------------------------------------------------
U.S. Treasury Nts., 2.75%, 7/31/06                      271,000          270,208
                                                                   -------------
Total U.S. Government Obligations
(Cost $8,530,000)                                                      8,563,880

--------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--1.2%
--------------------------------------------------------------------------------
United States (Government of)
Gtd. Israel Aid Bonds, 5.50%,
12/4/23 (Cost $199,243)                                 200,000          209,650

--------------------------------------------------------------------------------
SHORT-TERM NOTES--2.8%
--------------------------------------------------------------------------------
Federal Home Loan Bank, 1.05%,
1/3/05 (Cost $499,971)                                  500,000          499,971

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--5.2%
--------------------------------------------------------------------------------
Undivided interest of 0.07% in joint repurchase
agreement (Principal Amount/Value $1,443,703,000,
with a maturity value of $1,443,962,867) with
UBS Warburg LLC, 2.16%, dated 12/31/04, to be
repurchased at $945,170 on 1/3/05, collateralized
by Federal National Mortgage Assn., 5%--6%,
4/1/34--10/1/34, with a value of
$1,474,609,071 (Cost $945,000)                          945,000          945,000


            9 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                      PRINCIPAL           VALUE
                                                         AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
Total Investments, at Value (excluding
Investments Purchased with Cash
Collateral from Securities Loaned)
(Cost $24,070,855)                                                 $ 24,171,760

--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
SECURITIES LOANED--1.0%
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--1.0%
Undivided interest of 0.01% in joint repurchase
agreement (Principal Amount/Value $2,800,000,000,
with a maturity value of $2,800,550,669) with
Nomura Securities, 2.36%, dated 12/31/04, to be
repurchased at $171,549 on 1/3/05, collateralized
by U.S. Government Mortgage Agencies,
2.58%-7.50%, 1/15/08-10/15/44, with
a value of $2,908,566,289 7
(Cost $171,515)                                      $  171,515         171,515

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $24,242,370)                                        134.5%     24,343,275
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                     (34.5)     (6,240,099)
                                                     ---------------------------
NET ASSETS                                                100.0%   $ 18,103,176
                                                     ===========================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Illiquid security. The aggregate value of illiquid securities as of December 31, 2004 was $258,888, which represents 1.43% of the Portfolio's net assets. See
Note 7 of Notes to Financial Statements.

2. Represents the current interest rate for a variable or increasing rate security.

3. When-issued security or forward commitment to be delivered and settled after December 31, 2004. See Note 1 of Notes to Financial Statements.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $315,716 or 1.74% of the Portfolio's net assets as of December 31, 2004.

5. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts with an aggregate market value of $34,738. See Note 5 of Notes to Financial Statements.

6. Zero coupon bond reflects effective yield on the date of purchase.

7. The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8 of Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            10 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2004
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------------
Investments, at value (including securities loaned of $3,526,856) (cost $24,242,370)
--see accompanying statement of investments                                                            $   24,343,275
---------------------------------------------------------------------------------------------------------------------
Cash                                                                                                          250,437
---------------------------------------------------------------------------------------------------------------------
Collateral for securities loaned                                                                            3,423,902
---------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                                                       2,508
---------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold on a when-issued basis or forward commitment                                               1,920,200
Interest and principal paydowns                                                                               139,063
Futures margins                                                                                                 5,625
Shares of capital stock sold                                                                                      303
Other                                                                                                           2,911
                                                                                                       --------------
Total assets                                                                                               30,088,224

---------------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                                  3,595,417
---------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased on a when-issued basis or forward commitment                                          8,364,297
Shareholder communications                                                                                      6,526
Directors' compensation                                                                                         3,887
Transfer and shareholder servicing agent fees                                                                     833
Shares of capital stock redeemed                                                                                  222
Other                                                                                                          13,866
                                                                                                       --------------
Total liabilities                                                                                          11,985,048

---------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                             $   18,103,176
                                                                                                       ==============

---------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                                   $       16,234
---------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                 16,809,022
---------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                             572,514
---------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                                  587,272
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                                    118,134
                                                                                                       --------------
NET ASSETS--applicable to 16,233,860 shares of capital stock outstanding                               $   18,103,176
                                                                                                       ==============

---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE                               $         1.12

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            11 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2004
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------
Interest                                                                                               $     676,988
---------------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                                         2,975
---------------------------------------------------------------------------------------------------------------------
Fee income                                                                                                       158
                                                                                                       --------------
Total investment income                                                                                      680,121

---------------------------------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------------------------------
Management fees                                                                                               96,956
---------------------------------------------------------------------------------------------------------------------
Accounting service fees                                                                                       15,000
---------------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                                   12,918
---------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                                 10,000
---------------------------------------------------------------------------------------------------------------------
Shareholder communications                                                                                     8,477
---------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                    5,486
---------------------------------------------------------------------------------------------------------------------
Directors' compensation                                                                                        5,039
---------------------------------------------------------------------------------------------------------------------
Other                                                                                                          3,230
                                                                                                       --------------
Total expenses                                                                                               157,106
Less reduction to custodian expenses                                                                            (302)
                                                                                                       --------------
Net expenses                                                                                                 156,804

---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                        523,317

---------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                                                                  927,456
Closing of futures contracts                                                                                    (632)
Swap contracts                                                                                                14,753
                                                                                                       --------------
Net realized gain                                                                                            941,577
---------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                                 (747,341)
Futures contracts                                                                                             26,789
Swap contracts                                                                                                 2,011
                                                                                                       --------------
Net change in unrealized appreciation                                                                       (718,541)

---------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   $     746,353
                                                                                                       ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            12 | GOVERNMENT SECURITIES PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                 2004             2003
--------------------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------------------
Net investment income                                                          $     523,317    $     711,878
--------------------------------------------------------------------------------------------------------------
Net realized gain                                                                    941,577          773,367
--------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                               (718,541)      (1,068,856)
                                                                               -------------------------------
Net increase in net assets resulting from operations                                 746,353          416,389

--------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                                (685,809)        (899,661)
--------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                                (400,683)              --

--------------------------------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
--------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from capital stock transactions              (1,093,333)      (1,926,494)

--------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------
Total decrease                                                                    (1,433,472)      (2,409,766)
--------------------------------------------------------------------------------------------------------------
Beginning of period                                                               19,536,648       21,946,414
                                                                               -------------------------------
End of period (including accumulated net investment income
of $572,514 and $684,793, respectively)                                        $  18,103,176    $  19,536,648
                                                                               ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            13 | GOVERNMENT SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                     2004          2003         2002          2001           2000
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    1.14     $    1.16     $   1.11     $    1.10     $     1.05
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .03 1         .04          .05           .04            .07
Net realized and unrealized gain (loss)                      .01          (.01)         .06           .04            .05
                                                       --------------------------------------------------------------------
Total from investment operations                             .04           .03          .11           .08            .12
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.04)         (.05)        (.06)         (.07)          (.07)
Distributions from net realized gain                        (.02)           --           --            --             --
                                                       --------------------------------------------------------------------
Total dividends and distributions to shareholders           (.06)         (.05)        (.06)         (.07)          (.07)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    1.12     $    1.14     $   1.16     $    1.11     $     1.10
                                                       ====================================================================

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                          4.17%         2.58%       10.06%         7.23%         12.36%

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $  18,103     $  19,537     $ 21,946     $  18,984     $   18,904
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $  18,464     $  20,743     $ 20,347     $  18,805     $   18,702
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                       2.83%         3.43%        4.42%         3.49%          6.07%
Total expenses                                              0.85% 4       0.84% 4      0.77% 4       0.79% 4        0.74% 4
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       99% 5         43%          25%           19%            31%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. The portfolio turnover rate excludes purchase transactions and sales transactions of To Be Announced (TBA) mortgage-related securities of $121,615,587 and $127,136,434, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


            14 | GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Government Securities Portfolio (the Portfolio) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek a high level of current income with a high degree of safety of principal, by investing primarily (at least 80% of its net assets, plus borrowings for investment purposes, under normal market conditions) in U.S. government securities and U.S. government-related securities. The Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor.

      The following is a summary of significant accounting policies consistently followed by the Portfolio.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Portfolio calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Portfolio on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Portfolio may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Portfolio maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Portfolio's net asset value to the extent the Portfolio executes such transactions while remaining substantially fully invested. The Portfolio may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2004, the Portfolio had purchased $8,364,297 of securities on a when-issued basis or forward commitment and sold $1,920,200 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Portfolio may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Portfolio records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.


            15 | GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Portfolio to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolio, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Portfolio intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                              BASED ON COST OF
                                                                SECURITIES AND
UNDISTRIBUTED      UNDISTRIBUTED           ACCUMULATED       OTHER INVESTMENTS
NET INVESTMENT         LONG-TERM                  LOSS      FOR FEDERAL INCOME
INCOME                      GAIN    CARRYFORWARD 1,2,3            TAX PURPOSES
------------------------------------------------------------------------------
$808,343                $390,367               $17,893                 $99,747

1. The Portfolio had $17,893 of straddle losses which were deferred.

2. During the fiscal year ended December 31, 2004, the Portfolio did not utilize any capital loss carryforward.

3. During the fiscal year ended December 31, 2003, the Portfolio utilized $531,781 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio. Accordingly, the following amounts have been reclassified for December 31, 2004. Net assets of the Portfolio were unaffected by the reclassifications.

                                   INCREASE TO               REDUCTION TO
                                   ACCUMULATED            ACCUMULATED NET
      INCREASE TO               NET INVESTMENT              REALIZED GAIN
      PAID-IN CAPITAL                   INCOME           ON INVESTMENTS 4
      -------------------------------------------------------------------
      $28,813                          $50,213                    $79,026

4. $28,813, including $18,145 of long-term capital gain, was distributed in connection with Portfolio share redemptions.

The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 was as follows:

                                    YEAR ENDED                YEAR ENDED
                             DECEMBER 31, 2004         DECEMBER 31, 2003
    --------------------------------------------------------------------
    Distributions paid from:
    Ordinary income               $    685,809               $   899,661
    Long-term capital gain             400,683                        --
                                  --------------------------------------
    Total                         $  1,086,492               $   899,661
                                  ======================================


            16 | GOVERNMENT SECURITIES PORTFOLIO

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

            Federal tax cost of securities            $  24,242,369
            Federal tax cost of other investments        (1,875,458)
                                                      --------------
            Total federal tax cost                    $  22,366,911
                                                      ==============

            Gross unrealized appreciation             $     163,345
            Gross unrealized depreciation                   (63,598)
                                                      --------------
            Net unrealized appreciation               $      99,747
                                                      ==============

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or in other Oppenheimer funds selected by the Director. The Portfolio purchases shares of the Portfolios selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Portfolio pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


            17 | GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Portfolio has authorized 160 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                            YEAR ENDED DECEMBER 31, 2004    YEAR ENDED DECEMBER 31, 2003
                                                 SHARES           AMOUNT          SHARES          AMOUNT
---------------------------------------------------------------------------------------------------------
Sold                                            258,932     $    284,649         627,258    $    727,437
Dividends and/or distributions reinvested       987,719        1,086,492         796,160         899,661
Redeemed                                     (2,207,520)      (2,464,474)     (3,122,195)     (3,553,592)
                                             ------------------------------------------------------------
Net decrease                                   (960,869)    $ (1,093,333)     (1,698,777)   $ (1,926,494)
                                             ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended December 31, 2004, were $8,654,450 and $7,831,328, respectively. There were purchases of $8,075,957 and sales of $10,249,676 of U.S. government and government agency obligations for the year ended December 31, 2004. In addition, there were purchases of $121,615,587 and sales of $127,136,434 of To Be Announced (TBA) mortgage related securities for the year ended December 31, 2004.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio which provides for a fee at an annual rate of 0.525% of the first $300 million of average daily net assets of the Portfolio, 0.50% of the next $100 million, and 0.45% of average daily net assets over $400 million.

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Portfolio pays the Manager a fee of $1,500 per year for preparing and filing the Portfolio's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The Portfolio pays OFS a per account fee. For the year ended December 31, 2004, the Portfolio paid $10,000 to OFS for services to the Portfolio.

      Additionally, Portfolios offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Portfolio may also buy or write put or call options on these futures contracts.

      The Portfolio generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Portfolio may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.


            18 | GOVERNMENT SECURITIES PORTFOLIO

      Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2004, the Portfolio had outstanding futures contracts as follows:

                                                                                          UNREALIZED
                                  EXPIRATION     NUMBER OF        VALUATION AS OF       APPRECIATION
CONTRACT DESCRIPTION                   DATES     CONTRACTS      DECEMBER 31, 2004     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bonds                      3/21/05            12           $  1,350,000          $  17,532
                                                                                           ----------
CONTRACTS TO SELL
U.S. Treasury Nts., 2 yr.            3/31/05             6              1,257,563                (56)
U.S. Treasury Nts., 5 yr.            3/21/05            18              1,971,563             (2,755)
                                                                                           ----------
                                                                                              (2,811)
                                                                                           ----------
                                                                                           $  14,721
                                                                                           ==========

--------------------------------------------------------------------------------
6. TOTAL RETURN SWAP CONTRACTS

The Portfolio may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Portfolio records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Portfolio at termination or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

As of December 31, 2004, the Portfolio had entered into the following total return swap agreements:

                                              PAID BY            RECEIVED BY
                       NOTIONAL      THE PORTFOLIO AT       THE PORTFOLIO AT      TERMINATION        UNREALIZED
SWAP COUNTERPARTY        AMOUNT     DECEMBER 31, 2004      DECEMBER 31, 2004            DATES      APPRECIATION
----------------------------------------------------------------------------------------------------------------
                                                                    Value of
                                            One-Month        total return of
                                        LIBOR less 50       Lehman Brothers
Deutsche Bank AG       $270,000          basis points             CMBS Index           1/1/05          $  1,345
                                                                    Value of
                                                             total return of
Goldman Sachs                               One-Month        Lehman Brothers
Capital Markets LP      270,000             LIBOR BBA             CMBS Index          3/31/05             1,163
                                                                                                       ---------
                                                                                                       $  2,508
                                                                                                       =========

INDEX ABBREVIATIONS ARE AS FOLLOWS:

CMBS        Commercial Mortgage Backed Securities Markets
LIBOR       London-Interbank Offered Rate
LIBOR BBA   London-Interbank Offered Rate British Bankers Association


            19 | GOVERNMENT SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. ILLIQUID SECURITIES

As of December 31, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Portfolio will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities.

--------------------------------------------------------------------------------
8. SECURITIES LENDING

The Portfolio lends portfolio securities from time to time in order to earn additional income. In return, the Portfolio receives collateral in the form of US Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolio on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The Portfolio retains a portion of the interest earned from the collateral. The Portfolio also continues to receive interest or dividends paid on the securities loaned. As of December 31, 2004, the Portfolio had on loan securities valued at $3,526,856. Cash of $3,595,417 was received as collateral for the loans, of which $171,515 was invested in approved instruments.

--------------------------------------------------------------------------------
9. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the "Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal Defendants") excluding the Fund, 31 present and former Directors or Trustees and 9 present and former officers of the funds. This complaint, filed in the U.S. District Court for the Southern District of New York on January 10, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Oppenheimer defendants believe that the allegations contained in the Complaints are without merit and that they, the funds named as Nominal Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability, and they have retained legal counsel to defend such suits. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


            20 | GOVERNMENT SECURITIES PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF GOVERNMENT SECURITIES PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Government Securities Portfolio, a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. Additionally, an audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Government Securities Portfolio as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
February 11, 2005


            21 | GOVERNMENT SECURITIES PORTFOLIO

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2005, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Portfolio during calendar year 2004. Regulations of the U.S. Treasury Department require the Portfolio to report this information to the Internal Revenue Service.

      Dividends and distributions of $0.0664 per share were paid to shareholders on March 15, 2004, of which $0.0245 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      The foregoing information is presented to assist shareholders in reporting distributions received from the Portfolio to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

--------------------------------------------------------------------------------
PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Portfolio has adopted Portfolio Proxy Voting Policies and Procedures under which the Portfolio votes proxies relating to securities ("portfolio proxies") held by the Portfolio. A description of the Portfolio's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Portfolio toll-free at 1.800.525.7048, (ii) on the Portfolio's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov. In addition, the Portfolio is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Portfolio's Form N-PX filing is available (i) without charge, upon request, by calling the Portfolio toll-free at 1.800.525.7048, and (ii) on the SEC's website at www.sec.gov.

      The Portfolio files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Portfolio's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


            22 | GOVERNMENT SECURITIES PORTFOLIO

DIRECTORS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY
FUND, LENGTH OF SERVICE, AGE    TRUSTEE; NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN BY DIRECTOR
INDEPENDENT                     THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, CO
DIRECTORS                       80112-3924. EACH DIRECTOR SERVES FOR AN INDEFINITE TERM, UNTIL HIS OR HER RESIGNATION,
                                RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,           Chairman of the following private mortgage banking companies: Cherry Creek Mortgage
Chairman of the Board           Company (since 1991), Centennial State Mortgage Company (since 1994), The El Paso
of Directors (since 2003)       Mortgage Company (since 1993), Transland Financial Services, Inc. (since 1997); Chairman
and Director (since 1999)       of the following private companies: Great Frontier Insurance (insurance agency) (since
Age: 67                         1995), Ambassador Media Corporation and Broadway Ventures (since 1984); a director of the following public companies: Helmerich & Payne, Inc. (oil and gas drilling/production com- pany) (since 1992) and UNUMProvident (insurance company) (since 1991). Mr.
                                Armstrong is also a Director/ Trustee of Campus Crusade for Christ and the Bradley
                                Foundation. Formerly a director of the following: Storage Technology Corporation (a publicly-held computer equipment company) (1991-February 2003), and International
                                Family Entertainment (television channel) (1992-1997), Frontier Real Estate, Inc.
                                (residential real estate brokerage) (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); a U.S. Senator (January 1979-January 1991). Oversees 38
                                portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                 Formerly, Director and President of A.G. Edwards Capital, Inc. (General Partner of
Director (since 1996)           private equity funds) (until February 2001); Chairman, President and Chief Executive
Age: 73                         Officer of A.G. Edwards Capital, Inc. (until March 2000); Vice Chairman and Director of
                                A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary) (until March 1999); Chairman of A.G. Edwards Trust Company and A.G.E. Asset
                                Management (investment advisor) (until March 1999); and a Director (until March 2000) of
                                A.G. Edwards & Sons and A.G. Edwards Trust Company. Oversees 38 portfolios in the
                                OppenheimerFunds complex.

GEORGE C. BOWEN,                Formerly Assistant Secretary and a director (December 1991-April 1999) of Centennial
Director (since 2002)           Asset Management Corporation; President, Treasurer and a director (June 1989-April 1999)
Age: 68                         of Centennial Capital Corporation; Chief Executive Officer and a director of MultiSource
                                Services, Inc. (March 1996-April 1999). Until April 1999 Mr. Bowen held several positions in subsidiary or affiliated companies of the Manager. Oversees 38 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,              A member of The Life Guard of Mount Vernon, George Washington's home (since June 2000).
Director (since 2002)           Formerly Director (March 2001-May 2002) of Genetic ID, Inc. and its subsidiaries (a
Age: 66                         privately held biotech company); a partner (July 1974-June 1999) with
                                PricewaterhouseCoopers LLP (an accounting firm); and Chairman (July 1994-June 1998) of
                                Price Waterhouse LLP Global Investment Management Industry Services Group. Oversees 38
                                portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                  Director (since February 1998) of Rocky Mountain Elk Foundation (a not-for-profit
Director (since 1997)           foundation); a director (since 1997) of Putnam Lovell Finance (finance company); a
Age: 63                         director (since June 2002) of UNUMProvident (an insurance company). Formerly a director
                                (October 1999-October 2003) of P.R. Pharmaceuticals (a privately held company); Chairman and a director (until October 1996) and President and Chief Executive Officer (until
                                October 1995) of the Manager; President, Chief Executive Officer and a director (until
                                October 1995) of Oppenheimer Acquisition Corp., Shareholders Services Inc. and
                                Shareholder Financial Services, Inc. Oversees 38 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                   Director of Colorado Uplift (a non-profit charity) (since September 1984). Formerly
Director (since 1996)           (until October 1994) Mr. Freedman held several positions in subsidiary or affiliated
Age: 64                         companies of the Manager. Oversees 38 portfolios in the OppenheimerFunds complex.


            23 | GOVERNMENT SECURITIES PORTFOLIO

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BEVERLY L. HAMILTON,            Trustee of Monterey International Studies (an educational organization) (since February
Director (since 2002)           2000); a director of The California Endowment (a philanthropic organization) (since
Age: 58                         April 2002) and of Community Hospital of Monterey Peninsula (educational organization)
                                (since February 2002); a director of America Funds Emerging Markets Growth Fund (since
                                October 1991) (an investment company); an advisor to Credit Suisse First Boston's Sprout venture capital unit. Mrs. Hamilton also is a member of the investment committees of the
                                Rockefeller Foundation and of the University of Michigan. Formerly, Trustee of
                                MassMutual Institutional Funds (open-end investment company) (1996-May 2004); a director of MML Series Investment Fund (April 1989-May 2004) and MML Services (April 1987-May
                                2004) (investment companies); member of the investment committee (2000-2003) of
                                Hartford Hospital; an advisor (2000-2003) to Unilever (Holland)'s pension fund; and
                                President (February 1991-April 2000) of ARCO Investment Management Company. Oversees 37
                                portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,               Chairman, Chief Executive Officer and Director of Steele Street State Bank (a commercial
Director (since 2002)           banking entity) (since August 2003); director of Colorado UpLIFT (a non-profit
Age: 60                         organization) (since 1986); trustee (since 2000) of the Gallagher Family Foundation
                                (non-profit organization). Formerly, Chairman of U.S. Bank-Colorado (a subsidiary of
                                U.S. Bancorp and formerly Colorado National Bank,) (July 1996-April 1, 1999), a director of: Commercial Assets, Inc. (a REIT) (1993-2000), Jones Knowledge, Inc. (a privately held company) (2001-July 2004) and U.S. Exploration, Inc. (oil and gas exploration)
                                (1997-February 2004). Oversees 37 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,       Trustee of MassMutual Institutional Funds (since 1996) and MML Series Investment Fund
Director (since 2002)           (since 1987) (both open-end investment companies) and the Springfield Library and Museum
Age: 62                         Association (since 1995) (museums) and the Community Music School of Springfield (music school) (since 1996); Trustee (since 1987), Chairman of the Board (since 2003) and
                                Chairman of the investment committee (since 1994) for the Worcester Polytech Institute
                                (private university); and President and Treasurer (since January 1999) of the SIS Fund
                                (a private not for profit charitable fund). Formerly, member of the investment committee of the Community Foundation of Western Massachusetts (1998 - 2003); Chairman (January
                                1999-July 1999) of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank); and
                                Executive Vice President (January 1999-July 1999) of Peoples Heritage Financial Group,
                                Inc. (commercial bank). Oversees 38 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------
INTERESTED DIRECTOR             THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY
AND OFFICER                     STREET, 11TH FLOOR, NEW YORK, NY 10281-1008. MR. MURPHY SERVES FOR AN INDEFINITE TERM,
                                UNTIL HIS RESIGNATION, DEATH OR REMOVAL.

JOHN V. MURPHY,                 Chairman, Chief Executive Officer and director (since June 2001) and President (since
President and Director          September 2000) of the Manager; President and a director or trustee of other Oppenheimer
(since 2002)                    funds; President and a director (since July 2001) of Oppenheimer Acquisition Corp. (the
Age: 55                         Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the Manager); a director (since November 2001) of
                                OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Chairman and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial
                                Services, Inc. (transfer agent subsidiaries of the Manager); President and a director
                                (since July 2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset
                                Management Corporation, Trinity Investment Management Corporation and Tremont Capital
                                Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI
                                Private Investments, Inc. (since July 2001); President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice
                                President (since February 1997) of Massachusetts Mutual Life Insurance Company (the
                                Manager's parent company); a director (since June 1995) of DLB Acquisition Corporation
                                (a holding company that owns the shares of Babson Capital Management LLC); a member of the Investment Company Institute's Board of Governors (elected to serve from October 3,
                                2003 through September 30, 2006). Formerly, Chief Operating Officer (September 2000-
                                June 2001) of the Manager; President and trustee (November 1999-November 2001) of MML
                                Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life Insurance Company;
                                President, Chief Executive Officer and director (September 1999-August 2000) of MML Bay
                                State Life Insurance Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees
                                62 portfolios as Trustee/Director and 21 additional portfolios as Officer in the
                                OppenheimerFunds complex.


            24 | GOVERNMENT SECURITIES PORTFOLIO

------------------------------------------------------------------------------------------------------------------------
OFFICERS                        THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MESSRS. MANIOUDAKIS
                                AND ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK, NY
                                10281-1008, FOR MESSRS. VANDEHEY AND WIXTED 6803 S. TUCSON WAY, CENTENNIAL, CO
                                80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER EARLIER
                                RESIGNATION, DEATH OR REMOVAL.

ANGELO MANIOUDAKIS,             Senior Vice President of the Manager (since April 2002), of HarbourView Asset Management
Vice President and Portfolio    Corporation (since April, 2002 and of OFI Institutional Asset Management, Inc. (since
Manager (since 2002)            June 2002); an officer of 15 portfolios in the OppenheimerFunds complex. Formerly
Age: 38                         Executive Director and portfolio manager for Miller, Anderson & Sherrerd, a division of
                                Morgan Stanley Investment Management (August 1993-April 2002).

BRIAN W. WIXTED,                Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer of
Treasurer (since 1999)          HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Age: 45                         Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and
                                Oppenheimer Partnership Holdings, Inc. (since March 1999), of OFI Private Investments,
                                Inc. (since March 2000), of OppenheimerFunds International Ltd. and OppenheimerFunds plc
                                (since May 2000), of OFI Institutional Asset Management, Inc. (since November 2000), and of OppenheimerFunds Legacy Program (a Colorado non-profit corporation) (since June
                                2003); Treasurer and Chief Financial Officer (since May 2000) of OFI Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of
                                Oppenheimer Acquisition Corp. Formerly Assistant Treasurer of Centennial Asset
                                Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program
                                (April 2000-June 2003); Principal and Chief Operating Officer (March 1995-March 1999) at
                                Bankers Trust Company-Mutual Fund Services Division. An officer of 83 portfolios in the
                                OppenheimerFunds complex.

ROBERT G. ZACK,                 Executive Vice President (since January 2004) and General Counsel (since February 2002)
Vice President and              of the Manager; General Counsel and a director (since November 2001) of the Distributor;
Secretary (since 2001)          General Counsel (since November 2001) of Centennial Asset Management Corporation; Senior
Age: 56                         Vice President and General Counsel (since November 2001) of HarbourView Asset Management
                                Corporation; Secretary and General Counsel (since November 2001) of Oppenheimer
                                Acquisition Corp.; Assistant Secretary and a director (since October 1997) of
                                OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and a
                                director (since November 2001) of Oppenheimer Partnership Holdings, Inc.; a director
                                (since November 2001) of Oppenheimer Real Asset Management, Inc.; Senior Vice President,
                                General Counsel and a director (since November 2001) of Shareholder Financial Services,
                                Inc., Shareholder Services, Inc., OFI Private Investments, Inc. and OFI Trust Company;
                                Vice President (since November 2001) of OppenheimerFunds Legacy Program; Senior Vice
                                President and General Counsel (since November 2001) of OFI Institutional Asset
                                Management, Inc.; a director (since June 2003) of OppenheimerFunds (Asia) Limited.
                                Formerly Senior Vice President (May 1985-December 2003), Acting General Counsel
                                (November 2001-February 2002) and Associate General Counsel (May 1981-October 2001) of
                                the Manager; Assistant Secretary of Shareholder Services, Inc. (May 1985-November 2001),
                                Shareholder Financial Services, Inc. (November 1989-November 2001); and OppenheimerFunds
                                International Ltd. (October 1997-November 2001). An officer of 83 portfolios in the
                                OppenheimerFunds complex.

MARK S. VANDEHEY,               Senior Vice President and Chief Compliance Officer (since March 2004) of the Manager;
Vice President and              Vice President (since June 1983) of OppenheimerFunds Distributor, Inc., Centennial Asset
Chief Compliance Officer        Management Corporation and Shareholder Services, Inc. Formerly (until February 2004)
(since 2004)                    Vice President and Director of Internal Audit of OppenheimerFunds, Inc. An officer of 83
Age: 54                         portfolios in the OppenheimerFunds complex.

THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S DIRECTORS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


            25 | GOVERNMENT SECURITIES PORTFOLIO

ITEM 2. CODE OF ETHICS

      The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

      The Board of Directors of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial experts," and has designated Messrs. Cameron and Bowen as the Audit Committee's financial experts. Messrs. Cameron and Bowen are "independent" Directors pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

      (a)   Audit Fees

            The principal accountant for the audit of the registrant's annual financial statements billed $9,000 in fiscal 2004 and $8,000 in fiscal 2003.

      (b)   Audit-Related Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $35,859 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

            Such fees include: internal control reviews.

      (c)   Tax Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $5,548 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

            Such fees include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

      (d)   All Other Fees

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

            The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

      (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

            The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

            Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

            (2) 100%

      (f)   Not applicable as less than 50%.

      (g) The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $41,407 in fiscal 2003 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

      (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5. NOT APPLICABLE

ITEM 6. SCHEDULE OF INVESTMENTS

      Not applicable

ITEM 7. NOT APPLICABLE

ITEM 8. NOT APPLICABLE

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

      The registrant's Board of Directors has established a Governance Committee, one function of which is to create and oversee the process by which shareholders can submit nominees for positions on the Board. The Governance Committee has not yet adopted a charter, but anticipates that it will do so by the end of this calendar year. The Committee has temporarily adopted the process previously adopted by the Audit Committee regarding shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Committee in care of the Fund. The Committee may consider such persons at such time as it meets to consider possible nominees. The Committee, however, reserves solo discretion to determine the candidates for directors and independent directors to recommend to the Board and/or shareholders and may identify candidates other than those submitted by Shareholders. The Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new directors except for those instances when a shareholder vote is required.

      Shareholders who desire to communicate with the Board should address correspondence to the Board of Directors of the registrant, or to an individual Director c/o the Secretary of the Fund at 6803 South Tucson Way, Centennial, Colorado 80112 and may submit their correspondence electronically at WWW.OPPENHEIMERFUNDS.COM under the caption "contact us." If your correspondence is intended for a particular Director, please indicate the name of the Director for whom it is intended. The sender should indicate in the address whether it is intended for the entire board, the Independent Directors as group, or to an individual Director. The Governance Committee will consider if a different process should be recommended to the Board.

ITEM 10. CONTROLS AND PROCEDURES

      (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of December 31, 2004,
            registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

      (A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)(NOT APPLICABLE TO SEMIANNUAL REPORTS)

      (B)   EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)